                                                                    EXHIBIT 32.1

                    CERTIFICATION OF CEO AND CFO PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report on Form 10-Q of Steelcase Inc. (the "Company") for the quarter ended August 27, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), James P. Hackett, as Chief Executive Officer of the Company, and James P. Keane, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on his knowledge:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                    /s/ JAMES P. HACKETT
                                    ------------------------------------
                                    Name:  James P. Hackett
                                    Title: President and Chief Executive Officer
                                    October 6, 2004

                                    /s/   JAMES P. KEANE
                                    ------------------------------------
                                    Name:  James P. Keane
                                    Title: Senior Vice President, Chief
                                           Financial Officer
                                    October 6, 2004


This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.